FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD FIRST QUARTER RESULTS

Acquisitions and Strong U.K. Performance Produce Record Results

Earnings Per Share From Continuing Operations Increases 7.8% to $0.97

First Quarter 2017 Highlights

Revenue Increases 5.3% to $5.1 Billion; Excluding Foreign Exchange +11.3%

Same-Store Retail Revenue Decreases 2.2%; Excluding Foreign Exchange +3.7%

Income from Continuing Operations Attributable to Common Shareholders Increases 4.9% to $83.2 Million; Excluding Foreign Exchange +14.4% to $90.7 Million

Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 7.8% to $0.97; Excluding Foreign Exchange +17.8% to $1.06

BLOOMFIELD HILLS, MI, April 26, 2017 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, today announced record first quarter results, including record revenue, income from continuing operations and earnings per share. For the three months ended March 31, 2017, income from continuing operations attributable to common shareholders increased 4.9% to $83.2 million, and related earnings per share increased 7.8% to $0.97, when compared to the same period last year. Foreign exchange negatively impacted income from continuing operations attributable to common shareholders by $7.5 million, and earnings per share attributable to common shareholders by $0.09. Excluding the foreign exchange impact, income from continuing operations attributable to common shareholders would have increased 14.4% to $90.7 million and earnings per share would have increased 17.8% to $1.06.

For the three months ended March 31, 2017, total automotive units retailed increased 11.6%, driven by strength in the company’s U.K. operations and acquisitions. Total same-store units retailed declined 0.4%. Total revenue increased 5.3% to $5.1 billion, and same-store retail revenue declined 2.2%. Foreign exchange rates negatively impacted revenues by approximately $287.6 million. Excluding the foreign exchange impact, total revenue would have increased 11.3% to $5.4 billion and same-store retail revenue would have increased 3.7%.

Commenting on the company’s results, Penske Automotive Group Chairman Roger S. Penske said, “Our diversified transportation services business delivered another outstanding quarter of record results despite foreign currency headwinds. I am pleased to see increases in average gross profit per transaction for new vehicles, used vehicles and finance and insurance when excluding the impact from foreign exchange, coupled with another strong quarter of record results by our U.K. business. As we look to the future our recent acquisitions combined with the continued performance of our existing business provide a solid foundation for growth and profitability.”

Automotive Retail Highlights - Note: f/x = foreign exchange

Retail Unit Sales +11.6% to 124,472

New unit retail sales +5.8%
Used unit retail sales +18.1%

Same-Store Retail Unit Sales -0.4% to 110,577

New unit retail sales +0.6%
Used unit retail sales -1.5%

Same-Store Retail Revenue -2.2%; excluding f/x +3.7%

New -2.9%; Used -2.7%; Finance & Insurance +4.9%; Service and Parts +0.9%

Excluding f/x: New +2.8%; Used +4.1%; Finance & Insurance +11.2%; Service and Parts +4.9%

Average Gross Profit Per Unit

New $2,848, -$140/unit; Gross Margin 7.7%, flat

Excluding f/x $3,025, +$37/unit

Used $1,512, -$86/unit; Gross Margin 6.1%, +10 basis points

Excluding f/x $1,606, +$8/unit

Finance & Insurance $1,104, +$42/unit

Excluding f/x $1,174, +$112/unit

Automotive retail results include the company’s recently acquired used vehicle superstores, which are located in the U.S. and in the U.K. During the first quarter of 2017, these used vehicle dealerships retailed 8,200 units, generating $143.1 million in revenue and $24.6 million in gross profit. The average transaction price was $14,372, generating a gross profit per unit of $1,382. Finance and insurance gross profit per unit was $1,147.

Retail Commercial Truck Operations

The company operates twenty locations in the U.S. and Canada under the “Premier Truck Group” brand name, offering primarily the Freightliner and Western Star brands. For the three months ended March 31, 2017, Premier Truck Group retailed 1,507 units, generated $211.7 million of revenue, and $36.4 million of gross profit, principally through the retail sale of new/used medium-and heavy-duty trucks and service/parts sales. For the three months ended March 31, 2017, gross profit per used truck retailed improved to $2,589 from a loss of $1,471 per unit in the same period last year, as used truck prices stabilized. Service and parts gross profit represented approximately 79% of Premier Truck Group’s gross profit for the three months ended March 31, 2017.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance and logistics services. For the three months ended March 31, 2017, we recorded $11.9 million as part of equity in earnings of affiliates compared to $3.5 million for the three months ended March 31, 2016. The company acquired an additional 14.4% ownership interest in PTL in July 2016, increasing our ownership to 23.4%. Accordingly, the company accounts for its ownership interest in PTL using the equity method of accounting.

Acquisitions

During the three months ended March 31, 2017, the company completed acquisitions representing approximately $900 million in estimated annualized revenue. These acquisitions include a Jaguar and Land Rover dealership in Paramus, New Jersey, U.S.-based CarSense and U.K.-based CarShop, both of which are stand-alone specialty retailers of used vehicles.

In April 2017, the company announced that it had acquired Schumacher European, LTD., an 88,000 square foot Mercedes-Benz and Sprinter dealership with 67 service bays located in Phoenix, Arizona. Schumacher European is expected to add approximately $250 million in estimated annualized revenue. The Schumacher dealership is located contiguous to the company’s Scottsdale 101 Auto Collection which includes 15 franchises, over 220 service bays and generates over $800 million in annual revenues.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the first quarter of 2017 on Wednesday, April 26, 2017, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 700-7860 — [International, please dial (612) 332-0720]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2017 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 25,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations and related earnings per share, and earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2016, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2810 jcarlson@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
			Increase/
	2017	2016	(Decrease)
Revenue	$5,081.1	$4,824.6	5.3%
Cost of Sales	4,306.8	4,100.8	5.0%

Gross Profit	$774.3	$723.8	7.0%
SG&A Expenses	601.7	558.9	7.7%
Depreciation	22.4	20.8	7.7%

Operating Income	$150.2	$144.1	4.2%
Floor Plan Interest Expense	(13.7)	(12.8)	7.0%
Other Interest Expense	(25.0)	(17.2)	45.3%
Equity in Earnings of Affiliates	13.2	5.5	140.0%

Income from Continuing Operations Before Income Taxes	$124.7	$119.6	4.3%
Income Taxes	(41.1)	(39.4)	4.3%

Income from Continuing Operations	$83.6	$80.2	4.2%
Loss from Discontinued Operations, net of tax	(0.6)	—	nm

Net Income	$83.0	$80.2	3.5%
Less: Income Attributable to Non-Controlling Interests	0.4	0.9	(55.6%)

Net Income Attributable to Common Shareholders	$82.6	$79.3	4.2%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$83.6	$80.2	4.2%
Less: Income Attributable to Non-Controlling Interests	0.4	0.9	(55.6%)

Income from Continuing Operations, net of tax	$83.2	$79.3	4.9%
Loss from Discontinued Operations, net of tax	(0.6)	—	nm

Net Income Attributable to Common Shareholders	$82.6	$79.3	4.2%

Income from Continuing Operations Per Share	$0.97	$0.90	7.8%

Income Per Share	$0.96	$0.90	6.7%

Weighted Average Shares Outstanding	85.6	88.3	(3.1%)

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2017	2016
Assets:
Cash and Cash Equivalents	$72.2	$24.0
Accounts Receivable, Net	852.2	879.0
Inventories	3,565.8	3,408.2
Other Current Assets	99.3	73.9
Assets Held for Sale	—	8.4

Total Current Assets	4,589.5	4,393.5
Property and Equipment, Net	1,874.7	1,806.5
Intangibles	1,985.4	1,711.3
Other Long-Term Assets	945.8	921.7

Total Assets	$9,395.4	$8,833.0

Liabilities and Equity:
Floor Plan Notes Payable	$2,104.8	$2,084.5
Floor Plan Notes Payable – Non-Trade	1,296.4	1,233.3
Accounts Payable	555.9	497.4
Accrued Expenses	413.9	360.0
Current Portion Long-Term Debt	48.4	48.3
Liabilities Held for Sale	0.8	6.1

Total Current Liabilities	4,420.2	4,229.6
Long-Term Debt	1,989.0	1,828.8
Other Long-Term Liabilities	1,089.3	995.1

Total Liabilities	7,498.5	7,053.5
Equity	1,896.9	1,779.5

Total Liabilities and Equity	$9,395.4	$8,833.0

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Geographic Revenue Mix:
North America	56.5%	57.3%
U.K.	35.9%	35.4%
Other International	7.6%	7.3%

Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,756.4	$4,512.9
Retail Commercial Trucks	211.7	206.7
Commercial Vehicles Australia/Power Systems and Other	113.0	105.0

Total	$5,081.1	$4,824.6

Gross Profit: (Amounts in Millions)
Retail Automotive	$708.3	$665.0
Retail Commercial Trucks	36.4	33.2
Commercial Vehicles Australia/Power Systems and Other	29.6	25.6

Total	$774.3	$723.8

Gross Margin:
Retail Automotive	14.9%	14.7%
Retail Commercial Trucks	17.2%	16.1%
Commercial Vehicles Australia/Power Systems and Other	26.2%	24.4%

Total	15.2%	15.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
			Increase/
	2017	2016	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	15.2%	15.0%	20 bps
Selling, General and Administrative Expenses	11.8%	11.6%	20 bps
Operating Income	3.0%	3.0%	--- bps
Inc. From Cont. Ops. Before Inc. Taxes	2.5%	2.5%	--- bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.7%	77.2%	50 bps
Operating Income	19.4%	19.9%	(50 bps)

	Three Months Ended
	March 31,
	2017	2016	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$172.1	$157.6	9.2%
Floorplan Credits	$8.3	$8.9	(6.7%)
Rent Expense	$53.4	$51.5	3.7%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Retail Automotive Units:
New Retail	62,188	58,753
Used Retail	62,284	52,741

Total	124,472	111,494

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,307.4	$2,268.2
Used Vehicles	1,541.0	1,412.4
Finance and Insurance, Net	137.4	118.4
Service and Parts	498.9	478.1
Fleet and Wholesale	271.7	235.8

Total Revenue	$4,756.4	$4,512.9

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$177.1	$175.5
Used Vehicles	94.1	84.3
Finance and Insurance, Net	137.4	118.4
Service and Parts	293.7	281.4
Fleet and Wholesale	6.0	5.4

Total Gross Profit	$708.3	$665.0

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$37,103	$38,607
Used Vehicles	24,742	26,780
Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,848	$2,988
Used Vehicles	1,512	1,598
Finance & Insurance	1,104	1,062

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Retail Automotive Revenue Mix Percentages:
New Vehicles	48.5%	50.3%
Used Vehicles	32.4%	31.3%
Finance and Insurance, Net	2.9%	2.6%
Service and Parts	10.5%	10.6%
Fleet and Wholesale	5.7%	5.2%

Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.0%	26.4%
Used Vehicles	13.3%	12.7%
Finance and Insurance, Net	19.4%	17.8%
Service and Parts	41.5%	42.3%
Fleet and Wholesale	0.8%	0.8%

Total	100.0%	100.0%

	Three Months Ended
	March 31,
			Increase/
	2017	2016	(Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.7%	7.7%	--- bps
Used Vehicles	6.1%	6.0%	10 bps
Service and Parts	58.9%	58.9%	--- bps
Fleet and Wholesale	2.2%	2.3%	(10 bps)

Total Gross Margin	14.9%	14.7%	20 bps

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	25%
Audi	14%	14%
Mercedes-Benz	10%	10%
Land Rover	7%	7%
Porsche	6%	5%
Lexus	3%	4%
Ferrari / Maserati	3%	2%
Acura	1%	1%
Bentley	1%	1%
Others	2%	3%

Total Premium	70%	72%
Volume Non-U.S.:
Toyota	10%	11%
Honda	7%	7%
Volkswagen	4%	3%
Nissan	1%	1%
Others	2%	2%

Total Volume Non-U.S.	24%	24%
U.S.:
General Motors / Chrysler / Ford	3%	4%

Stand-Alone Used	3%	—

Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	55.8%	56.6%
U.K.	38.4%	37.8%
Other International	5.8%	5.6%

Total	100.0%	100.0%

Retail Automotive Geographic Gross Profit Mix:
U.S.	60.7%	61.2%
U.K.	33.9%	33.5%
Other International	5.4%	5.3%

Total	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Retail Automotive Same-Store Units:
New Retail	58,725	58,387
Used Retail	51,852	52,615

Total	110,577	111,002

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,194.6	$2,260.8
Used Vehicles	1,371.9	1,410.2
Finance and Insurance, Net	124.1	118.3
Service and Parts	481.2	477.1
Fleet and Wholesale	246.1	235.6

Total Revenue	$4,417.9	$4,502.0

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$166.4	$175.0
Used Vehicles	80.3	84.2
Finance and Insurance, Net	124.1	118.3
Service and Parts	282.8	281.1
Fleet and Wholesale	5.3	5.5

Total Gross Profit	$658.9	$664.1

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$37,370	$38,721
Used Vehicles	26,457	26,802
Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,833	$2,997
Used Vehicles	1,549	1,601
Finance & Insurance	1,123	1,066

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
Retail Commercial Truck Units:	2017	2016
New Retail	1,126	1,160
Used Retail	381	271

Total	1,507	1,431

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$110.7	$116.7
Used Vehicles	19.0	13.5
Finance and Insurance, Net	2.1	1.9
Service and Parts	78.0	71.4
Lease, Rental & Wholesale	1.9	3.2

Total Revenue	$211.7	$206.7

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$4.5	$4.9
Used Vehicles	1.0	(0.4)
Finance and Insurance, Net	2.2	1.9
Service and Parts	28.8	26.4
Lease, Rental & Wholesale	(0.1)	0.4

Total Gross Profit	$36.4	$33.2

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$98,271	$100,618
Used Vehicles	49,845	49,727
Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$3,981	$4,201
Used Vehicles	2,589	(1,471)
Finance & Insurance	1,426	1,311
Retail Commercial Truck Gross Profit as a Percentage of Revenue
Gross Profit:
New Vehicles	4.1%	4.2%
Used Vehicles	5.3%	(3.0%)
Service and Parts	36.9%	37.0%
Lease, Rental & Wholesale	(5.3%)	12.5%

Total Gross Profit	17.2%	16.1%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
Retail Commercial Truck Same-Store Units:	2017	2016
New Retail	959	1,160
Used Retail	320	271

Total	1,279	1,431

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$92.5	$116.7
Used Vehicles	16.2	13.5
Finance and Insurance, Net	1.9	1.9
Service and Parts	67.6	71.4
Lease, Rental & Wholesale	1.9	3.2

Total Revenue	$180.1	$206.7

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$4.1	$4.9
Used Vehicles	0.9	(0.4)
Finance and Insurance, Net	1.9	1.9
Service and Parts	25.4	26.4
Lease, Rental & Wholesale	(0.1)	0.4

Total Gross Profit	$32.2	$33.2

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$96,461	$100,618
Used Vehicles	50,607	49,727
Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,279	$4,201
Used Vehicles	2,660	(1,471)
Finance & Insurance	1,523	1,311
Retail Commercial Truck Same-Store Gross Profit as a Percentage of Revenue
Gross Profit:
New Vehicles	4.4%	4.2%
Used Vehicles	5.6%	(3.0%)
Service and Parts	37.6%	37.0%
Lease, Rental & Wholesale	(5.3%)	12.5%

Total Gross Profit	17.9%	16.1%

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2017 and 2016:

	Three Months Ended
	March 31,
			Increase/
	2017	2016	(Decrease)
(Amounts in Millions)
Net Income	$83.0	$80.2	3.5%
Add: Depreciation	22.4	20.8	7.7%
Other Interest Expense	25.0	17.2	45.3%
Income Taxes	41.1	39.4	4.3%
Loss from Discontinued Operations, net of tax	0.6	—	nm

EBITDA	$172.1	$157.6	9.2%

nm – not meaningful